EXHIBIT 31.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ernest Ortega, certify that:

(1)	I have reviewed this annual report on Form 10-K/A of Towerstream Corporation for the fiscal year ended December 31, 2018; and

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 26, 2019

/s/ Ernest Ortega
Ernest Ortega Chief Executive Officer (Principal Executive Officer)